                                                                        Ex. 99.1


                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2001-5




Section 7.3 Indenture                             Distribution Date: 10/15/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                         1,260,000,000.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                       Total                                  1,260,000,000.00

       Amount of the distribution allocable to the principal on the Notes per
        $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                  1000.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                       Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     1,953,000.00
            Class B Note Interest Requirement                       193,375.00
            Class C Note Interest Requirement                       310,500.00
                       Total                                      2,456,875.00

       Amount of the distribution allocable to the interest on the Notes per
        $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          1.55000
            Class B Note Interest Requirement                          1.84167
            Class C Note Interest Requirement                          2.30000

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                       1,260,000,000
            Class B Note Principal Balance                         105,000,000
            Class C Note Principal Balance                         135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)    Required Owner Trust Spread Account Amount                15,000,000.00



                                               By:
                                                       --------------------

                                               Name:   Patricia M. Garvey
                                               Title:  Vice President


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